FINANCIAL STATEMENTS

Financial Guaranty Insurance Company and Subsidiaries
June 30, 2006

Financial Guaranty Insurance Company and Subsidiaries

Financial Statements

June 30, 2006

Contents

Balance Sheets at June 30, 2006 (Unaudited) and December 31, 2005	1
Statements of Income for the Three Months and Six Months Ended June 30, 2006 and 2005 (Unaudited)	2
Statements of Cash Flows for the Six Months Ended June 30, 2006 and 2005 (Unaudited)	3
Notes to Financial Statements (Unaudited)	4

Financial Guaranty Insurance Company and Subsidiaries

Balance Sheets

(Dollars in thousands, except per share amounts)

	June 30	December 31
	2006	2005
	(Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value (amortized cost of $3,473,103 in 2006 and $3,277,291 in 2005)	$3,389,501	$3,258,738
Variable interest entity fixed maturity securities, held to maturity at amortized cost	750,000	-
Short-term investments	167,039	159,334
Total investments	4,306,540	3,418,072

Cash and cash equivalents	89,630	45,077
Accrued investment income	47,306	42,576
Reinsurance recoverable on losses	2,288	3,271
Prepaid reinsurance premiums	126,850	110,636
Deferred policy acquisition costs	79,873	63,330
Receivable from related parties	2,306	9,539
Property and equipment, net of accumulated depreciation of $1,451 in 2006 and $885 in 2005	2,785	3,092
Prepaid expenses and other assets	19,442	10,354
Federal income taxes	-	2,158
Total assets	$4,677,020	$3,708,105

Liabilities and stockholder’s equity
Liabilities:
Unearned premiums	$1,303,301	$1,201,163
Losses and loss adjustment expenses	48,300	54,812
Ceded reinsurance balances payable	19,613	1,615
Accounts payable and accrued expenses and other liabilities	29,931	36,359
Payable for securities purchased	20,381	-
Capital lease obligations	3,603	4,262
Dividend payable to FGIC Corp.	10,000	-
Variable interest entity floating rate notes	750,000	-
Accrued investment income - variable interest entity	913	-
Federal income taxes payable	15,528	-
Deferred income taxes	27,662	42,463
Total liabilities	2,229,232	1,340,674

Stockholder’s equity:
Common stock, par value $1,500 per share; 10,000 shares authorized, issued and outstanding	15,000	15,000
Additional paid-in capital	1,898,232	1,894,983
Accumulated other comprehensive loss, net of tax	(52,411)	(13,597)
Retained earnings	586,967	471,045
Total stockholder’s equity	2,447,788	$2,367,431
Total liabilities and stockholder’s equity	$4,677,020	$3,708,105

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Statements of Income
(Unaudited)

(Dollars in thousands)

	Three months ended		Six months ended
	June 30		June 30
	2006	2005	2006	2005
Revenues:
Gross premiums written	$163,260	$131,335	$252,541	$215,739
Ceded premiums written	(28,887)	(18,030)	(35,310)	(19,825)
Net premiums written	134,373	113,305	217,231	195,914
Increase in net unearned premiums	(62,528)	(51,398)	(85,922)	(81,374)
Net premiums earned	71,845	61,907	131,309	114,540

Net investment income	34,038	28,389	66,357	55,829
Net realized (losses) gains	(11)	-	(11)	118
Net realized and unrealized losses on credit derivative contracts	(543)	-	(771)	-
Other income	506	90	1,042	516
Total revenues	105,835	90,386	197,926	171,003

Expenses:
Losses and loss adjustment expenses	(265)	(3,066)	(2,198)	(5,677)
Underwriting expenses	22,780	17,179	46,897	37,644
Policy acquisition costs deferred	(8,994)	(6,956)	(21,507)	(17,627)
Amortization of deferred policy acquisition costs	2,364	1,852	5,556	4,001
Other operating expenses	(782)	-	873	-
Total expenses	15,103	9,009	29,621	18,341

Income before income taxes	90,732	81,377	168,305	152,662
Income tax expense	23,521	21,385	42,383	39,364
Net income	$67,211	$59,992	$125,922	$113,298

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Statements of Cash Flows
(Unaudited)
(Dollars in thousands)

	Six months ended
	June 30,
	2006	2005
Operating activities
Net income	$125,922	$113,298
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	5,556	4,001
Policy acquisition costs deferred	(21,507)	(17,627)
Depreciation of property and equipment	566	295
Amortization of fixed maturity securities	16,570	14,480
Amortization of short-term investments	57
Net realized gains (losses) on investments	11	(118)
Amortization of stock compensation expense	3,249	-
Change in accrued investment income, prepaid expenses and other assets	(13,338)	(4,505)
Change in net realized and unrealized losses on credit derivative contracts	2,614	-
Change in reinsurance receivable	983	441
Change in prepaid reinsurance premiums	(16,214)	(8,246)
Change in unearned premiums	102,138	89,615
Change in losses and loss adjustment expenses	(6,512)	(6,730)
Change in receivable from/payable to related parties	7,233	707
Change in ceded reinsurance balances payable and accounts payable and accrued expenses and other liabilities	9,753	(3,869)
Change in current federal income taxes receivable	2,158	-
Change in current federal income taxes payable	15,528	9,109
Change in deferred federal income taxes	9,202	7,810
Net cash provided by operating activities	243,969	206,399

Investing activities
Sales and maturities of fixed maturity securities	81,391	157,125
Purchases of fixed maturity securities	(291,370)	(287,174)
Purchases, sales and maturities of short-term investments, net	(8,577)	(67,670)
Receivable for securities sold	(1,023)	(34,265)
Payable for securities purchased	20,381	11,449
Purchases of fixed assets	(142)	(423)
Net cash used in investing activities	(199,340)	(220,958)

Financing activities
Capital contribution	-	8,049
Net cash provided by financing activities	-	8,049

Effect of exchange rate changes on cash	(76)	656

Net increase (decrease) in cash and cash equivalents	44,553	(5,854)
Cash and cash equivalents at beginning of period	45,077	69,292
Cash and cash equivalents at end of period	$89,630	$63,438

See accompanying notes to unaudited interim financial statements.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)
1. Business and Organization

Financial Guaranty Insurance Company (the “Company”) is a wholly owned subsidiary of FGIC Corporation (“FGIC Corp.”). The Company provides financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. The Company’s financial strength is rated “Aaa” by Moody’s Investors Service, Inc., “AAA” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and “AAA” by Fitch Ratings, Inc. The Company is licensed to engage in writing financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and, through a branch, the United Kingdom. In addition, a United Kingdom subsidiary of the Company is authorized to write financial guaranty business in the United Kingdom and has passport rights to write business in other European Union member countries.

2. Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of all other entities in which the Company has a controlling financial interest. All significant intercompany balances have been eliminated.

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. Operating results for the three- and six-month periods ended June 30, 2006 are not necessarily indicative of results that may be expected for the year ending December 31, 2006. These unaudited interim consolidated financial statements should be read in conjunction with the audited consolidated financial statements for the year ended December 31, 2005, including accompanying notes.

Certain 2005 amounts have been reclassified to conform to the 2006 presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

3. Review of Financial Guaranty Industry Accounting Practices

The Financial Accounting Standards Board (“FASB”) staff is considering whether additional accounting guidance is necessary to address loss reserving and certain other practices in the financial guaranty industry. Statement of Financial Accounting Standards (“SFAS”) No. 60, Accounting and Reporting by Insurance Enterprises, was developed prior to the emergence of the financial guaranty industry. As it does not specifically address financial guaranty contracts, there has been diversity in the accounting for these contracts. In 2005, the FASB added a project to consider accounting by providers of financial guaranty insurance. The objective of the project is to develop an accounting model for financial guaranty contracts issued by insurance companies that are not accounted for as derivative contracts under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. The goal of this project is to develop a single model for all industry participants to apply.

The FASB is expected to issue proposed and final pronouncements on this matter in 2006. When the FASB issues a final pronouncement, the Company, along with other companies in the financial guaranty industry, may be required to change certain aspects of accounting for loss reserves, premium income and deferred acquisition costs. It is not possible to predict the impact the FASB’s review may have on the Company’s accounting practices.

4. Premium Refundings

When an obligation insured by the Company is refunded prior to the end of the expected policy coverage period, any remaining unearned premium is recognized. A refunding occurs when an insured obligation is called or legally defeased prior to the stated maturity. Premiums earned for the three months ended June 30, 2006 and 2005 include $15,455 and $20,417, respectively, and $22,766 and $35,956 for the six months ended June 30, 2006 and 2005, respectively, related to the accelerated recognition of unearned premiums in connection with refundings.

5. Loss and Loss Adjustment Expense Reserves

Loss reserves and loss adjustment expenses are regularly reviewed and updated based on claim payments and the results of ongoing surveillance. The Company’s insured portfolio surveillance is designed to identify impaired obligations and thereby provide a materially complete recognition of losses for each accounting period. The reserves are necessarily based upon estimates and subjective judgments about the outcome of future events, and actual results will likely differ from these estimates. At June 30, 2006, the Company had case reserves of $28,316, credit watchlist reserves of $18,637 and an unallocated loss adjustment expense reserve of $1,347.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

5. Loss and Loss Adjustment Expense Reserves (continued)

At December 31, 2005, the Company had case reserves of $31,981, credit watchlist reserves of $21,484 and a loss adjustment expense reserve of $1,347.

Case reserves and credit watchlist reserves at June 30, 2006 included $5,307 and $12,801, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Case reserves and credit watchlist reserves at December 31, 2005 included $8,511 and $13,322, respectively, of estimated losses related to obligations impacted by Hurricane Katrina. Given the unprecedented nature of the events and magnitude of damage in the affected areas related to Hurricane Katrina, the loss reserves were necessarily based upon estimates and subjective judgments about the outcomes of future events, including without limitation the amount and timing of any future federal and state aid. The loss reserves will likely be adjusted as additional information becomes available, and such adjustments may have a material impact on future results of operations. However, the Company believes that the losses ultimately incurred as result of Hurricane Katrina will not have a material impact on the Company’s consolidated financial position.

6. Income Taxes

The Company’s effective federal corporate tax rates of 25.7% and 26.0% for the three months ended June 30, 2006 and 2005, respectively, and 25.0% and 25.5% for the six months ended June 30, 2006 and 2005, respectively, are less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

7. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $6,484 and $5,465 for the three months ended June 30, 2006 and 2005, respectively, and $11,352 and $11,638 for the six months ended June 30, 2006 and 2005, respectively.

8. Variable Interest Entities

Financial Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46-R”), provides accounting and disclosure rules for determining whether certain entities should be consolidated in the Company’s consolidated financial statements. An entity is subject to FIN 46-R, and is called a variable interest entity (“VIE”), if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support or (ii) equity investors that cannot make significant decisions about the entity’s operations or that do not absorb the majority of expected losses or receive the majority of expected residual returns of the entity. A VIE is consolidated by its

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

8. Variable Interest Entities (continued)

primary beneficiary, which is the party that has a majority of the VIE’s expected losses or a majority of its expected residual returns, or both. Additionally, FIN 46-R requires disclosures for companies that have either a primary or significant variable interest in a VIE. All other entities not considered VIEs are evaluated for consolidation under SFAS No. 94, Consolidation of all Majority-Owned Subsidiaries.

As part of its structured finance business, the Company insures debt obligations or certificates issued by special purpose entities. During the first quarter of 2006, the Company consolidated a third party VIE as a result of financial guarantees provided by the Company on one transaction related to the securitization of life insurance reserves. This third party VIE had assets of $750,000 and an equal amount of liabilities at June 30, 2006, which are shown under “Assets - Variable interest entity fixed maturity securities, held to maturity at amortized cost” and “Liabilities - Variable interest entity floating rate notes,” respectively, on the Company’s consolidated balance sheet at June 30, 2006. In addition, accrued investment income includes $913 related to the variable interest entity fixed income maturity securities and the corresponding liability is shown under “Accrued investment expense-variable interest entity” on the Company’s consolidated balance sheet at June 30, 2006. Although the third party VIE is included in the consolidated financial statements, its creditors do not have recourse to the general assets of the Company outside of the financial guaranty policy provided to the VIE. The Company has evaluated its other structured finance transactions and does not believe any of the third party entities involved in these transactions requires consolidation or disclosure under FIN 46-R.

FGIC has arranged the issuance of contingent preferred trust securities by a group of special purpose trusts. Each Trust is solely responsible for its obligations, and has been established for the purpose of entering into a put agreement with FGIC that obligates the Trusts, at FGIC’s discretion, to purchase Perpetual Preferred Stock of FGIC. The purpose of this arrangement is to provide capital support to FGIC by allowing it to obtain immediate access to new capital at its sole discretion at any time through the exercise of the put options. These trusts are considered VIEs under FIN 46-R. However, the Company is not considered a primary beneficiary and therefore is not required to consolidate the trusts.

9. Derivative Instruments

The Company provides credit default swaps (“CDSs”) to certain buyers of credit protection by entering into contracts that reference collateralized debt obligations from cash and synthetic structures backed by pools of corporate, consumer or structured finance debt. It also offers credit protection on public finance and structured finance obligations in CDS form. The Company

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

9. Derivative Instruments (continued)

considers these agreements to be a normal extension of its financial guaranty insurance business, although they are considered derivatives for accounting purposes. These agreements are recorded at fair value. The Company believes that the most meaningful presentation of the financial statement impact of these derivatives is to reflect premiums as installments are received, and to record losses and loss adjustment expenses and changes in fair value as incurred. The Company recorded net earned premium under these agreements of $3,695 and $7,930 for the three and six months ended June 30, 2006, respectively. No premium was recorded for these contracts for the three and six months ended June 30, 2005.

The gains or losses recognized by recording these contracts at fair value are determined each quarter based on quoted market prices, if available. If quoted market prices are not available, the determination of fair value is based on internally developed estimates. For the three and six months ended June 30, 2006, net realized and unrealized losses on credit derivative contracts in the consolidated statements of income includes unrealized losses of ($1,840) and ($2,614), respectively, related to changes in fair value. Net realized and unrealized losses gains on credit derivative contracts in the consolidated statements of income also includes realized gains of $1,297 and $1,843 for the three and six months ended June 30, 2006, respectively. No market-to-market activity was recorded for the three and six months ended June 30, 2005.

The mark-to-market gain and (loss) on the CDS portfolio was $0 and ($2,781) at June 30, 2006 and $545 and ($712) at December 31, 2005 and is recorded in other assets and in other liabilities, respectively.

10. Stock Compensation Plan

Employees of the Company may receive stock-based compensation under a FGIC Corp. stock incentive plan that provides for stock-based compensation, including stock options, restricted stock awards and restricted stock units of FGIC Corp. Stock options are granted for a fixed number of shares with an exercise price equal to or greater than the fair value of the shares at the date of the grant. Restricted stock awards and restricted stock units are valued at the fair value of the stock on the grant date. Prior to January 1, 2006, FGIC Corp. and the Company accounted for those plans under the recognition and measurement provisions of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations, as permitted by SFAS No. 123, Accounting for Stock-Based Compensation. No stock-based employee compensation cost related to stock options was allocated to the Company by FGIC Corp. for the six-month period ended June 30, 2005, as all options granted through that date had an exercise price equal to the market value of the underlying common stock on the date of grant. For grants of restricted stock and restricted stock units to the employees of the Company, unearned compensation, equivalent to the fair value of the shares at the date of grant, is allocated to the Company.

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

10. Stock Compensation Plan (continued)

Effective January 1, 2006, FGIC Corp. and the Company adopted the fair value recognition provisions of SFAS No. 123(R), Share-Based Payment, using the modified-prospective-transition method. Under that method, compensation cost allocated to the Company for the three- and six-month periods ended June 30, 2006 included compensation cost for all share-based payments granted prior to, but not yet vested as of, January 1, 2006, based on the grant date fair value estimated in accordance with SFAS No. 123(R). FGIC Corp. and the Company estimated the fair value for all stock options at the date of grant using the Black-Scholes-Merton option pricing model. Results for prior periods have not been restated.

As a result of adopting SFAS No. 123(R) effective January 1, 2006, the Company’s income before income taxes and net income for the three- and six-month periods ended June 30, 2006 was impacted as follows:

	Three months ended June 30, 2006	Six months ended June 30, 2006
Income before income taxes	$(1,583)	$(2,891)

Income tax benefit	554	1,012

Net income	$(1,029)	$1,879

The following table illustrates the effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123(R) to stock options granted during the three- and six-month periods ended June 30, 2005. For purposes of this pro forma disclosure, the value of the stock options is amortized to expense over the stock options’ vesting periods.

	Three months ended June 30, 2005	Six months ended June 30, 2005
Net income, as reported	$56,097	$105,482

Stock option compensation expense determined under fair value-based method, net of related tax effects	(576)	(1,029)

Pro forma net income	$55,521	$104,483

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

10. Stock Compensation Plan (continued)

A summary of option activity for the three- and six-month periods ended June 30, 2006 is as follows:

	Number of Shares Subject to Options	Weighted Average Exercise Price per Share

Balance at December 31, 2005:	139,422	$804
Granted	38,113	850
Exercised	-	-
Forfeited	(1,274)	753
Expired	-	-
Balance at March 31, 2006:	176,261	805
Granted	-	-
Exercised	-	-
Forfeited	(4,224)	783
Expired	-	-
Balance at June 30, 2006:	172,037	805
Shares subject to options exercisable at:
June 30, 2006	46,923	812
December 31, 2005	42,630	840

Exercise prices for the stock options outstanding at June 30, 2006 range from $600 to $1,080 per share. The weighted average remaining contractual life of the outstanding options is approximately seven years. Stock options granted from January 1, 2006 through June 30, 2006 vest ratably over four years and expire seven from the date of grant. All stock options granted prior to December 31, 2005 vest ratably over five years and expire ten years from the date of grant.

The weighted per share fair value of the stock options granted during the six months ended June 30, 2006 and 2005 was $238.00 and $211.94, respectively, estimated at the date of grant, using the Black-Scholes-Merton option valuation model based on the following assumptions:

	Six months ended June 30, 2006	Six months ended June 30, 2005
Expected life	4 Years	5 Years
Risk-free interest rate	4.46%	3.691%
Volatility factor	25.0%	25.0%
Dividend yield	-	-

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

10. Stock Compensation Plan (continued)

The total fair value of stock options granted during the six months ended June 30, 2006 and 2005 was approximately $9,071 and $5,753, respectively.

As of June 30, 2006, there was $8,837 of total unrecognized compensation costs related to unvested stock options granted. These costs are expected to be recognized over a weighted average period of 3.8 years.

Restricted Stock Units

The Company recorded $230 and $15 in compensation expense related to the grant of restricted stock units for the three-month periods ended June 30, 2006 and 2005, respectively, and $400 and $45 for the six-month periods ended June 30, 2006 and 2005, respectively.

A summary of restricted stock units for the three- and six-month period is as follows:

	Shares	Weighted Average Grant Date Fair Value
Balance at December 31, 2005:	237	$617
Granted	3,275	850
Delivered	(237)	617
Forfeited	-	-
Balance at March 31, 2006:	3,275	850
Granted	-	-
Delivered	-	-
Forfeited	(213)	850
Balance at June 30, 2006:	3,062	850

As of June 30, 2006 there was $2,087 of total unrecognized compensation costs related to unvested restricted stock awards granted. These costs are expected to be recognized over the seven months ending January 31, 2007.

11. Comprehensive Income

Accumulated other comprehensive loss of the Company consists of net unrealized gains (losses) on investment securities and foreign currency translation adjustments. The components of total comprehensive income (loss) for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)
	Three Months Ended June 30,
	2006	2005
Net income	$67,211	$59,992
Other comprehensive income	(18,661)	(39,203)
Total comprehensive income	$85,872	$99,195

	Six Months Ended June 30,
	2006	2005
Net income	$125,922	$113,298
Other comprehensive loss	(38,814)	(6,981)
Total comprehensive income	$164,736	$120,279

The components of other comprehensive loss for the three- and six-month periods ended June 30, 2006 and 2005 were as follows:

	Three Months Ended June 30, 2006
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$(33,406)	$11,694	$(21,712)
Less reclassification adjustment for losses realized in net income	11	(4)	7
Unrealized losses on investments	(33,395)	11,690	(21,715)
Foreign currency translation adjustment	4,684	(1,640)	3,044
Total other comprehensive loss	$(28,711)	$10,050	$(18,661)

	Three months ended June 30, 2005
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$64,368	$(22,528)	$41,840
Less reclassification adjustment for gains realized in net income	-	-	-
Unrealized gains on investments	64,368	(22,528)	41,840
Foreign currency translation adjustment	(4,056)	1,419	(2,637)
Total other comprehensive income	$60,312	$(21,109)	$39,203

Financial Guaranty Insurance Company and Subsidiaries

Notes to Financial Statements
(Unaudited) (continued)

(Dollars in thousands)

	Six Months Ended June 30, 2006
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding losses arising during the period	$(64,903)	$22,716	$(42,187)
Less reclassification adjustment for losses realized in net income	11	(4)	7
Unrealized losses on investments	(64,892)	22,712	(42,180)
Foreign currency translation adjustment	5,178	(1,812)	3,366
Total other comprehensive loss	$(59,714)	20,900	$(38,814)

	Six months ended June 30, 2005
	Before		Net of
	Tax		Tax
	Amount	Tax	Amount

Unrealized holding gains arising during the period	$15,832	$(5,540)	$10,292
Less reclassification adjustment for gains realized in net income	(118)	41	(77)
Unrealized gains on investments	15,714	(5,499)	10,215
Foreign currency translation adjustment	(4,974)	1,740	(3,234)
Total other comprehensive income	$10,740	$(3,759)	$6,981

12. Dividend

During the six-month period ended June 30, 2006, the Company declared a dividend on its common stock in the aggregate amount of $10,000. The dividend was paid on July 5, 2006 to FGIC Corp., the Company’s sole stockholder. The dividend was permissible under and computed in accordance with New York State law. During the six-month period ended June 30, 2005, the Company did not declare or pay any dividends.